Supplement Dated August 31, 2023
to the Thrivent Mutual Funds Prospectus, Thrivent Mid Cap Growth Fund Summary Prospectus, and Thrivent Small Cap Growth Fund Summary Prospectus, each dated February 28, 2023
1.The following portfolio management changes for the Thrivent Mid Cap Growth Fund and Thrivent Small Cap Growth Fund will be implemented effective immediately:
Thrivent Mid Cap Growth Fund. Mark C. Militello, CFA has been named as a portfolio manager for the Fund. Mr. Militello is a Senior Portfolio Manager and has been with Thrivent since 2022. Siddharth Sinha, CFA and Michael P. Hubbard will continue to serve as portfolio managers for the Fund.
Thrivent Small Cap Growth Fund. Mark C. Militello, CFA has been named as a portfolio manager for the Fund. Mr. Militello is a Senior Portfolio Manager and has been with Thrivent since 2022. Michael P. Hubbard and Siddharth Sinha, CFA will continue to serve as portfolio managers for the Fund.
2.The following paragraph replaces the fifth paragraph under the “Redeeming Shares” heading in the “Shareholder Information” section effective immediately:
Although the Funds typically expect to pay redemption proceeds in cash, in certain circumstances when in the best interests of a Fund, including if a Fund determines that a cash redemption would be detrimental to remaining Fund shareholders, a Fund may pay all or a portion of redemption proceeds to shareholders with in-kind distributions of a Fund’s portfolio securities. Such in-kind distributions may be pro rata or another method that is determined to be fair to both the redeeming shareholder and the remaining shareholders in accordance with policies and procedures adopted by a Fund. You may incur brokerage and other transaction costs associated with converting into cash the portfolio securities distributed to you for such in-kind redemptions. The portfolio securities you receive may increase or decrease in value before you convert them into cash. You may incur tax liability when you sell the portfolio securities you receive from an in-kind redemption.
3.The following paragraph replaces the first paragraph under the “Frequent Trading Policies and Monitoring Processes” heading in the “Shareholder Information” section effective immediately:
Because short-term or excessive trading in Fund shares may disrupt management of a Fund and increase Fund expenses, the Funds place certain limits on frequent trading in the Funds. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, except with respect to systematic purchases and redemptions, transactions solely in your Thrivent Money Market Fund, omnibus accounts and other specifically approved accounts. In addition, the policy set forth below will not apply to a redemption transaction in which a Fund distributes portfolio securities to a shareholder in-kind, where the redemption will not disrupt the efficient portfolio management of the Fund and the redemption is consistent with the interests of the remaining shareholders of the Fund. The Board has adopted the policy set forth below to deter frequent trading activity.
Please include this Supplement with your Prospectus and Summary Prospectus.
36399